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                                                                   Exhibit 10.47


[QUALCOMM LOGO]
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5775 MOREHOUSE DRIVE, SAN DIEGO, CA 92121-1714                www.qualcomm.com

                                                                January 28, 2002

Mr. Juan Marco Gutierrez
Director General
Pegaso Comunicaciones y Sistemas, S.A. de C.V.
Paseo de los Tamarindos
400-A, Piso 4
Bosques de Las Lomas
Mexico D.F. 05120

Dear Juan Marco:

Reference is made to the Bridge Loan Agreement dated May 27, 1999, entered into by Pegaso Comunicaciones y Sistemas, S.A. de C.V., Pegaso Telecomunicaciones, S.A. de C.V., Pegaso PCS, S.A. de C.V., Pegaso Recursos Humanos, S.A. de C.V., QUALCOMM Incorporated and Citibank, N.A. (as amended from time to time, the "Credit Agreement") and to the letter agreement dated October 24, 2001 between Pegaso Comunicaciones y Sistemas, S.A. de C.V., Pegaso Telecomunicaciones, S.A. de C.V., Pegaso PCS, S.A. de C.V., Pegaso Recursos Humanos, S.A. de C.V., Pegaso Finanzas, S.A. de C.V., Pegaso Finco I, S.A. de C.V. and QUALCOMM Incorporated whereby the parties to such letter agreement agreed to certain amendments to the Credit Agreement regarding a reduction of interest rate and an adjustment to the capitalization of interest. Capitalized terms used but not defined in this letter agreement shall have the meanings given to them in the Credit Agreement.

Pursuant to a request from the Borrower, and subject to the terms and conditions set forth in this letter agreement, QUALCOMM has agreed (a) to capitalize interest on all outstanding Loans under the Credit Agreement on the last Business Day of every April, July, October and January, and (b) that all such outstanding Loans shall bear interest at fixed rated of nineteen point seventy eight percent (19.78%) per annum. Capitalization of interest shall be effective as of September 30, 2001. The initial period of capitalization of interest under the Credit Agreement pursuant to this letter agreement shall be a period starting on September 30, 2001 and ending on the last Business Day of March, 2002.

QUALCOMM obligations set forth in the precedent paragraph will be subject to the issuance and delivery by Borrower in favor of QUALCOMM of replacement Pagares, in form acceptable to QUALCOMM, to replace all existing Pagares in an amount equal to all outstanding loans and capitalized interest through September 30, 2001 under the Credit Agreement, duly guaranteed (por aval) by the Guarantors, pursuant to Section 2.11(d) of the Credit Agreement. The

                                                          SECOND BRIDGE INTEREST
                                                           CAPITALIZATION LETTER
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Guarantors hereby acknowledge and consent the terms and conditions set forth in this letter agreement.

Upon receipt by QUALCOMM of the replacement Pagares described above to the reasonable satisfaction of QUALCOMM, the interest rate and the capitalization of interest set forth in the Credit Agreement will be amended pursuant to this letter.

Nothing in this letter agreement shall constitute or be construed as a waiver of any Default or Event of Default that may have occurred under the Credit Agreement nor a limitation of any rights or remedies that QUALCOMM or its agents may have under the Credit Agreement, the Pagares or the related credit and security documents. The rate of interest set forth above is in addition to, and not in lieu of, any additional interest that may accrue under Section 2.12(b) of the Credit Agreement

                             [SIGNATURES TO FOLLOW]


                                      2                   SECOND BRIDGE INTEREST
                                                           CAPITALIZATION LETTER
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                                          Sincerely,


                                          QUALCOMM INCORPORATED



                                          By: /s/ Quentin E. Lyle
                                             -------------------------------
                                          Name: Quentin E. Lyle
                                          Title: Sr. Director, Finance



Accepted and Agreed:

BORROWER

Pegaso Comunicaciones y Sistemas, S.A. de C.V.


By: /s/ Rubin Camiro
   ------------------------------------------
Name: Rubin Camiro
Title: Chief Financial Officer

GUARANTORS

Pegaso Telecomunicaciones, S.A. de C.V.


By: /s/ Rubin Camiro
   ------------------------------------------
Name: Rubin Camiro
Title: Chief Financial Officer


Pegaso PCS, S.A. de C.V.


By: /s/ Rubin Camiro
   ------------------------------------------
Name: Rubin Camiro
Title: Chief Financial Officer

                                                          SECOND BRIDGE INTEREST
                                                           CAPITALIZATION LETTER
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Pegaso Recursos Humanos, S.A. de C.V.



By: /s/ Rubin Camiro
   ------------------------------------------
Name: Rubin Camiro
Title: Chief Financial Officer


Pegaso Finanzas, S.A. de C.V.



By: /s/ Rubin Camiro
   ------------------------------------------
Name: Rubin Camiro
Title: Chief Financial Officer


Pegaso Finco I, S.A. de C.V.



By: /s/ Rubin Camiro
   ------------------------------------------
Name: Rubin Camiro
Title: Chief Financial Officer


                                                          SECOND BRIDGE INTEREST
                                                           CAPITALIZATION LETTER